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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2001

                            MERRILL LYNCH & CO., INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                  1-7182                 13-2740599
    ----------------------       ----------------       --------------------
 (State or Other Jurisdiction    (Commission File         (I.R.S. Employer
       of Incorporation)              Number)            Identification No.)


               4 World Financial Center, New York, New York 10080
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000

         (Former Name or Former Address, if Changed Since Last Report.)

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Item 5.  Other Events and Regulation FD Disclosure

As a result of the terrorist attack in lower Manhattan, the securities markets and certain of our New York-based businesses have been temporarily disrupted.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MERRILL LYNCH & CO., INC.
                                  (Registrant)


                                  By:  /s/ Andrea L. Dulberg
                                       ------------------------------
                                  Name:  Andrea L. Dulberg
                                  Title:  Corporate Secretary


September 12, 2001





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